The Cannabist Company Announces Agreement for the Sale of Virginia Assets to Curaleaf Chelmsford, MA, December 2, 2025 - The Cannabist Company Holdings Inc. (Cboe CA: CBST) (OTCQB: CBSTF) (“The Cannabist Company” or the “Company”), one of the most experienced cultivators, manufacturers and retailers of cannabis products in the U.S., today announced that it has entered into an agreement to sell all of the ownership interests of its subsidiary engaged in the business of cultivating, producing, manufacturing, distributing and selling cannabis in the Commonwealth of Virginia to a subsidiary of Curaleaf Holdings Inc. (the “Transaction”) for total consideration of $110 million, subject to adjustment. The assets consist primarily of 5 active retail locations, 1 additional retail location in development, and approximately 82,000 square feet of cultivation and production capacity in the Richmond region. As previously announced, the Board of Directors of the Company formed a special committee of independent directors (the “Special Committee”) to review strategic alternatives. The Special Committee, with support from external financial and legal advisors, is considering a range of options, including potential asset sales, mergers, or other strategic or financial transactions. The review is being conducted in consideration of the ongoing operational and financial challenges for the Company and the industry, as well as of the continuing uncertainty as to if and when U.S. federal regulatory changes may occur that will impact the Company and the industry, including, without limitation, changes to U.S. federal taxation of the Company and the industry under Section 280(e) of the Internal Revenue Code. The Transaction forms part of this strategic review. Transaction Highlights The Company, Green Leaf Medical of Virginia, LLC, a subsidiary of the Company (“gLeaf Virginia”), and Green Leaf Medical, LLC, another subsidiary of the Company and the sole member of gLeaf Virginia (the “Member”), entered into an equity purchase agreement (the “EPA”) with Curaleaf, Inc. (the “Buyer”), a subsidiary of Curaleaf Holdings Inc. Pursuant to the EPA, the Buyer will purchase all of the issued and outstanding equity interests of gLeaf Virginia from the Member for total consideration of $110 million, consisting of: $80 million in cash payable at the closing of the Transaction, $20 million in cash as deferred consideration (the “Delayed Payment”) as well as a $10 million promissory note issued by the Buyer to the Member or an affiliate thereof designated by the Member prior to the closing (the “Promissory Note”), all subject to adjustment as described in the EPA. The Promissory Note will bear interest at a rate of 6% per annum, beginning on the closing date of the EPA (the “Closing Date”), through maturity on the one- year anniversary of the Closing Date. The Delayed Payment will be payable within 30 days following the earlier of (i) the date on which the first adult-use sale has occurred at each of the five gLeaf Virginia retail locations in operation and the one retail location under development in the Commonwealth of Virginia, and (ii) the date that is twelve (12) months from the date on which the first adult-use sale has occurred at any of the retail locations. The principal amount of the Promissory Note is subject to downward adjustments for cash, working capital, indebtedness, and transaction expenses of gLeaf Virginia as well as for indemnification claims. Any unpaid indemnification obligations not settled against the Promissory Note may also be set off by the Buyer against the Delayed Payment.

The EPA includes a 15 business day go-shop period beginning on the date of the EPA and continuing until 11:59 p.m. Eastern Time on December 22, 2025, unless otherwise extended with the prior written consent of the Buyer, during which time the Company, with the assistance of its financial advisor, Moelis & Company LLC, will, subject to the requirements and limitations set forth in the EPA, be permitted to, among other things, solicit, negotiate and enter into alternative proposals. The EPA includes a $3.3 million break-fee that will payable should the Company enter into an alternative proposal or should the Company fail to receive Noteholder Consent (as defined below). The Transaction is subject to, among other things, satisfaction or waiver of certain closing conditions, including regulatory approvals and the consent from holders of a majority of the aggregate principal amount of the nine and one quarter percent (9.25%) Senior Secured Notes due December 31, 2028 (the “2028 Notes”) and (ii) the nine percent (9.0%) Senior Secured Convertible Notes due December 31, 2028 (the “2028 Convertible Notes” and together with the 2028 Notes, the “Notes”) issued by the Company (the “Noteholder Consent”). No shareholder approvals are required. The Transaction is expected to close early in 2026 or before. The Company expects to use a portion of the net proceeds from the Transaction to redeem Notes. Moelis & Company LLC acted as financial advisor to the Company. Stikeman Elliott LLP acted as Canadian counsel. Weil, Gotshal & Manges LLP and Foley Hoag LLP acted as United States counsel. About The Cannabist Company (f/k/a Columbia Care) The Cannabist Company, formerly known as Columbia Care, is one of the most experienced cultivators, manufacturers and providers of cannabis products and related services, with licenses in 12 U.S. jurisdictions. The Company operates 77 facilities including 61 dispensaries and 16 cultivation and manufacturing facilities, including those under development. Columbia Care, now The Cannabist Company, is one of the original multi-state providers of cannabis in the U.S. and now delivers industry- leading products and services to both the medical and adult-use markets. In 2021, the Company launched Cannabist, its retail brand, creating a national dispensary network that leverages proprietary technology platforms. The company offers products spanning flower, edibles, oils and tablets, and manufactures popular brands including dreamt, Seed & Strain, Triple Seven, Hedy, gLeaf, Classix, Press, and Amber. For more information, please visit www.cannabistcompany.com. Forward Looking Statements This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and corresponding Canadian securities laws. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding use of proceeds, future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, closing of the Transaction as well as the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2024, its quarterly report on Form 10-Q for the quarter ended September 30, 2025, and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission at www.sec.gov and in Canada on SEDAR+, available at www.sedarplus.ca. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements. Investor & Media Contact Lee Ann Evans SVP, Capital Markets & Communications investor@cannabistcompany.com